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                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITORS

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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (2) dated January 31, 2003 with respect to certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of The One Income Annuity, included in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 333-78743) and related Prospectus of The One Income Annuity.

                                                            /s/Ernst & Young LLP

Des Moines, Iowa
April 25, 2003